o482 STK SAI 1
                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                               FRANKLIN VALUE FUND
                               DATED MARCH 1, 1998

The Statement of Additional Information is amended as follows:

I. The following replaces the Class I performance figures under "How Does the Fund Measure Performance? - Total Return." The figures below have been restated to reflect the Fund's current, maximum 5.75% initial sales charge.

The average annual total return for Class I for the one-year period ended October 31, 1997, and for the period from inception (March 11, 1996) through October 31, 1997, was 38.93% and 32.84%, respectively.

The cumulative total return for Class I for the one-year period ended October 31, 1997, and for the period from inception (March 11, 1996) through October 31, 1997, was 38.93% and 59.31%, respectively.

II. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

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                 Please keep this supplement for future reference.